Item 1: Report to Shareholders

Institutional Small-Cap Stock Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

Small-cap stocks rebounded from a weak first half to generate modest gains for the year ended December 31, 2005. Equities generally sagged through April amid concerns about inflation and rising short-term interest rates. Despite soaring energy costs, most major indexes gradually worked their way higher as the year progressed—supported by firm economic and corporate earnings growth and merger activity—and finished near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. After six straight years of outperformance, the small-cap Russell 2000 Index lagged the large-cap S&P 500 Stock Index by a narrow margin.

We are pleased to report that your fund returned 10.20% during the second half of 2005 and 8.96% for the year, significantly outperforming the unmanaged Russell 2000 Index and its Lipper peer group for both periods. Effective stock selection was the primary driver of the fund’s strong relative performance, but sector weightings also proved advantageous.

ENVIRONMENT

Although our Institutional Small-Cap Stock Fund continued to outperform the S&P 500, and some small-cap indices—most notably the S&P SmallCap 600—continued their winning ways, the Russell 2000, the “gold standard” of small-cap indices, finally underperformed. In the last several shareholder letters, we wrote that we thought large-caps could outperform small and that growth would begin to outperform value, and we may finally have seen this shift. As the accompanying table shows, the relative performance of small-cap growth stocks improved notably in the second half of the year.

A premium went to active managers in the most recent six months as the average small-cap manager, as defined by the Lipper Small-Cap Core Funds Index, returned 7.73%, handily topping the Russell 2000’s return. During this second-half rally, growth beat value, larger small-caps outperformed, and lower-quality names lagged. As the market transitions to larger-cap outperformance, the smallest of small-caps tend to underperform. Over the last 12 months, stocks under $250 million in market capitalization were actually down 9.2% . On the quality side, stocks in the lowest quintile for return on equity (ROE) also lost money in 2005.

INVESTMENT REVIEW

Though stock selection primarily drove our relative performance advantage, sector weightings did play a significant role in both the Russell 2000 Index and our small-cap portfolio. Four sectors had strong absolute returns in the second half. Energy, industrials and business services, information technology, and materials were strong, with energy rising more than 20% in the Russell index. Fortunately, we were overweight in all of these sectors. On the negative side, consumer discretionary, consumer staples, and utilities all declined in the second half. We were underweight in these poorer-performing sectors, and moreover, we had positive returns in every category.

We added the most value in the consumer discretionary sector, where our holdings significantly outperformed the index. Our leading winner here, AnnTaylor Stores, rose sharply as comparable-store sales began to improve. This specialty retailer of women’s apparel surged in the second half as business improved at both its Loft and Ann Taylor stores. The company also announced the elevation of Kay Krill, the highly successful head of its high-performance Loft division, to chief executive officer. In addition, the firm brought in another strong executive, Laura Weil from American Eagle Outfitters, as chief operating officer. We are excited about this management change and believe AnnTaylor can realize a significant increase in shareholder value. Another solid performer in the segment was children’s clothing retailer Gymboree, which has reported strong recent sales gains. (Please see the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Other top performers in the sector included Warnaco, which rose on the heels of its decision to acquire the license rights to Calvin Klein jeans in Europe and Asia. J. Jill Group performed strongly after Liz Claiborne made an unsolicited bid for the shares at a 40% premium to its then-current share price.

The health care sector was a source of significant added value for us in 2005. Returns in the second half were paced by Advanced Neuromodulation Systems after the manufacturer of spinal stimulation devices for pain management agreed to be acquired by St. Jude Medical. Biotech company Vertex Pharmaceuticals rose strongly as the FDA granted fast-track status to its hepatitis C treatment following data that highlighted strong potency versus existing treatments. One of our top holdings, Sunrise Senior Living, continued its strong performance in the second half. Amylin Pharmaceuticals surged as the firm now has two approved diabetes treatments in Symlin and Byetta.

In addition, we also realized good value in the financials sector as strong performance by Piper Jaffray, Ohio Casualty, Arden Realty, and Affiliated Managers Group enabled our holdings to appreciate over 6% versus 2.7% for the index’s sector holdings. Piper Jaffray rebounded from the poor fixed-income trading results reported earlier in 2005. Piper benefited from strong merger and acquisition activity and capital markets results, coupled with cost reductions, which led to better-than-expected earnings. The second anniversary of its spin-off from U.S. Bancorp was undoubtedly also on investors’ minds. For a spin-off to remain tax free, the firm must stay independent for two years. As this anniversary hit late in the year, perhaps a bit of takeover speculation also came into play. Ohio Casualty rose as the firm is now well along on its multiyear turnaround. CEO Dan Carmichael and his team have done an excellent job, and the shares, which used to trade below book value, are now beginning to approach the industry’s average premium. The company is well positioned and does not write a significant amount of wind coverage in the Gulf, which may have attracted a few hurricane-weary insurance investors. Arden Realty posted a solid gain after agreeing to be acquired by a division of General Electric. Finally, money manager Affiliated Managers rose as its acquisition strategy is driving significantly faster growth than the industry average, yet it still sells at a discount to the typical money management firm.

Energy was a big story in 2005 with the dramatic increase in oil and gas prices following Hurricane Katrina. We remain overweighted, and our holdings outperformed the sector, rising 29%, led by strong returns by Grant Prideco. The company reported excellent quarterly results in October as volume and pricing increases are generating strong earnings gains. This drill pipe manufacturer noted its order backlog was up 74%. CEO Mike McShane’s disciplined strategy of focusing on both revenues and margin enhancement is paying great dividends.

In general, the utility sector detracted from the Russell 2000, but our holdings actually rose. Two notable gainers included Southwest Gas and Pike Electric. Natural gas provider Southwest Gas, which reported better-than-expected earnings, is blessed with an excellent high-growth service territory, including Las Vegas, one of the fastest-growing cities in the country. While this will require significant investment by the company, we believe it should also help drive industry-leading growth.

Another relatively recent purchase, Pike Electric also had a solid second half. Pike is the second-largest provider of outsourced electric transmission and distribution construction and maintenance services. The firm has a heavy presence in the Gulf, thus it is well positioned to benefit from the work generated by 2005’s active hurricane season.

Other strong contributors included Airgas, which gained on strong same-store revenue growth. Airgas is a good indicator of the industrial economy, and the firm is currently prospering. Payment processing firm Global Payments continues to beat expectations, and the shares rose strongly in the back half of 2005. Finally, EGL Logistics recovered its earlier losses and surged in the second half as strong demand and cost reduction programs are driving solid results.

Only one segment of our portfolio detracted relative to the index. Our materials holdings rose 11.5% versus the Russell component’s 14.7% return. Our largest detractor in the sector, Minerals Technologies, fell after the firm cut estimates for 2005 in September. The company noted that surging energy costs, lowered steel production, and start-up expenses for two plants in China conspired to cut earnings. Specialty materials company Ferro declined modestly as the firm is still working to restate financial results; it also recently reported the death of its longtime chairman.

Other significant detractors included Scholastic, Martek Biosciences, Jarden, and Hot Topic. Scholastic declined on disappointing results. In December, Scholastic noted weakness in its book club business and relatively ho-hum results in its trade business—excluding Harry Potter. This is a very strong franchise company, and we remain hopeful that it can realize improved shareholder value through either better execution or another Potter- or Goosebumps-type success. Martek fell sharply after reporting disappointing results and failing to give guidance. Martek has seen a delay in large food companies adopting its DHA-based food additives, and the shares have languished. DHA, an omega-3 fatty acid, shows great promise in both brain development and function, and we believe Martek will be able to replicate its infant formula success in a broader market. Jarden declined in the second half of 2005 as investors seemed to fret that rising raw material prices and lackluster consumer demand could crimp fourth-quarter growth. Finally, Hot Topic fell after the firm pre-announced quarterly results at the low end of guidance. Fall results have remained poor as the firm hasn’t been positioned to benefit from the denim and “preppy-look” fashions currently driving the teen apparel market.

PORTFOLIO STRATEGY

Our fund has been underweight the financials sector for the past several years, and our largest underweight remains real estate investment trusts (REITs). We believe that a hot real estate market and yield-hungry investors have driven prices to an unsustainable level. We remain cautious, and we’ve been extremely selective for the past several years. We did, however, find an interesting investment opportunity in PS Business Parks, a nationwide flexible and industrial property REIT with a portfolio largely concentrated in markets that we feel show healthy supply/demand dynamics. We think the stock trades at an attractive valuation relative to its peers. Occupancy and same-store net operating income have shown improvement over the past several quarters, and PS is well positioned, with a balance sheet that could offer several opportunities to put cash to good use.

We’ve also been underweight in the mortgage and thrift industry. Investors typically avoid thrifts while the Fed is raising interest rates. We are moving closer to the point where the Fed will stop raising rates, and as it does, thrifts typically begin to perform better. With this in mind, we have found an excellent opportunity in NewAlliance Bancshares, a converted mutual thrift savings institution based in Connecticut. New management has been taking steps to grow the deposit franchise and improve profitability, including implementing a significant share repurchase program in the second half of 2005. We think the stock trades at an attractive valuation relative to deposits, and we believe there is room for earnings improvement over time.

Mergers and acquisitions picked up significantly in the portfolio during 2005. One of our largest bank investments, Amegy Bancorp—which long-term shareholders will remember as the fast-growing Houston bank, Southwest Bank of Texas—agreed to be acquired by Zions bank. We love the Texas market and were fortunate to find an intriguing investment in Prosperity Bancshares, which focuses on growing core deposits in some of Texas’s fastest-growing markets, such as Dallas and Houston. In fact, the population growth rate within the bank’s footprint is projected to be about twice the national average over the next five years. To mitigate the risk associated with this growth, Prosperity maintains a culture that is focused on asset quality, which results in a significantly lower percentage of nonperforming assets compared with peers. Prosperity is also well positioned to ease the margin pressure affecting the industry as it reduces its oversized securities portfolio to fund high-yielding loans.

Conventional wisdom also holds that investors should avoid consumer stocks as the Fed completes its rate hikes. However, such a herd mentality can result in stocks being unnecessarily oversold. We think two such stocks were Petco and THQ. We like the pet retailing business and believe Petco’s current execution problems are fixable. It is extensively remodeling its stores—which is disrupting same-store sales, of course—but this, too, shall pass, and it seems shortsighted to overly penalize the stock. We believe the shares are cheap and note that insiders are currently buying.

One of the hottest gifts this past Christmas was the Microsoft Xbox 360, which was in short supply, and many gamers are waiting to purchase either the Xbox 360 or the new Sony PlayStation 3 expected out by next fall. When the gaming market goes through a transition like this, interesting investment opportunities sometimes arise. Gamers often defer new game purchases while waiting for the new technology, and software gaming companies face slowing revenues while simultaneously raising expense levels to develop the next generation of games. Margins suffer and earnings fall, creating buying opportunities. We’ve seen and profited from this cycle in the past, and we believe THQ can benefit from a new video game hardware cycle. It is a game developer and publisher that has an opportunity to expand its operating margin and grow with the expansion of consoles in households around the world. THQ has strong kids-based licenses and an opportunity to build offerings to older demographics through a much-expanded internal development staff.

In the industrials sector, the market gave us an opportunity to invest in two attractive companies at discounted prices, ESCO Electronics and Moog. ESCO produces automated meter reading equipment, among other things. This unique technology allows a utility to send signals over the electric grid to ping each individual meter and receive live information. This can be used to read meters and monitor usage by time of day, allowing sophisticated pricing programs and the monitoring of power outages. This exciting technology has been adopted by PP&L, Texas Utilities, and, more recently, PG&E. The PG&E deployment appears to be a bit behind Wall Street’s timeline, and the shares of ESCO fell to bargain prices. Similarly, Moog, which makes aerospace components such as motion-control actuators, declined in the second half as investors fretted that Boeing’s strike could hurt business. Moog is a quality company with strong free cash flow generation and a dominant market position in niche areas. We believe earnings will accelerate in 2007 and find the stock a great value today.

Major Sales

Four of our top 10 sales in the second half were related to mergers and acquisitions. Indeed, during 2005 more than 18 of our holdings were acquired or received takeover offers. American Tower agreed to acquire SpectraSite, a wireless tower operator, and we eliminated American Tower after the merger. Advanced Neuromodulation Systems received an attractive bid from St. Jude Medical. As noted earlier, Amegy Bancorp was acquired by Zions Bank. Finally, our HMO holding, New York Blue Cross and Blue Shield provider WellChoice, agreed to be acquired by WellPoint in a stock swap. We eliminated WellPoint after the deal.

Ordinarily, we are low-turnover, patient investors, so it is highly unusual for us to buy and sell a stock within the same six-month period. Consequently, an explanation is in order for First Marblehead, a fast-growing third-party provider of student loans. When we bought the stock, we believed it was very inexpensive relative to its growth prospects and intrinsic value. We eliminated the shares after First Marblehead’s largest customer, J.P. Morgan Chase, acquired a principal competitor of the firm. Thus, with huge customer concentration risk and the possibility that Morgan could someday become a competitor, we decided to pocket a nice profit and move on to better investment possibilities.

F5 Networks, a fast-growing provider of networking technology, hit a home run with its most recent new product, BIG-IP. This strong product cycle drove the shares to what we believed to be an unsustainable valuation level, so we happily exited our position. One idea that did not work out as well was Woodhead Industries, an electronics manufacturer that failed to generate the earnings we expected in this robust economy. Three years into a strong upturn, it is clear to us that Woodhead is no longer the specialty niche company in which we first invested in the late 1990s. After assessing recent underwhelming results, we eliminated the position.

OUTLOOK

During the past year, we witnessed a change in performance leadership, as we predicted a year ago. After six consecutive years of small-caps beating large-caps, the bigger stocks finally trumped their smaller counterparts. At the same time, it appears that the long-awaited shift from value to growth is finally taking place.

As we have noted in our last several shareholder letters, small-caps are no longer offering the relative bargain prices we saw earlier in the cycle. We also previously noted we believed it was possible to witness a late-cycle surge in emerging growth shares, and this certainly occurred in the second half. What remains to be seen is whether small growth can outperform the large-caps in the months ahead.

In general, we believe large will outperform small, but we don’t believe the level of small-cap underperformance will be severe as long as the markets move higher. However, if the market moves into a corrective phase, small-caps are likely to underperform large, perhaps by a significant margin. At this writing, we don’t believe we are on the verge of a bear market. Nevertheless, we continue to recommend that investors who are overweight in small-caps consider reducing holdings and that cautious investors underweight the asset class.

We remain convinced that our durable blend of growth and value will continue to add value versus the Russell 2000. As always, we thank you for your continued support.

Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment
Advisory Committee

January 18, 2006

The committee chairman has day-to-day responsibility for
managing the portfolio and works with committee members
in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.
GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book value ratio: A valuation measure calculated by dividing the price of a stock by a company’s book value per share. Book value is the net worth, or liquidating value, of a business and is calculated by subtracting all liabilities, including debt and preferred stocks, from total assets, and dividing by the number of shares of common stock outstanding.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected (forward) earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Value Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P SmallCap 600 Stock Index: An unmanaged index that tracks the stocks of 600 small-cap U.S. stocks.

Portfolio Highlights

*	Position added
**	Merger
***	Position eliminated

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please contact a T. Rowe Price representative at 1-800-638-8790.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short- and long-term returns.
Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

**	Per share amounts calculated using average shares outstanding method.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)	Shares	Value
COMMON STOCKS 97.3%		
Consumer Discretionary 14.8%		
Auto Components 0.7%		
Keystone Automotive (1)	41,200	1,297
Strattec Security (1)	17,500	707
TRW (1)	40,100	1,057
		3,061
Automobiles 0.0%		
Winnebago	2,400	80
		80
Diversified Consumer Services 1.2%		
Corinthian Colleges (1)	106,500	1,255
Education Management (1)	20,900	700
Matthews International Class A	90,600	3,299
		5,254
Hotels, Restaurants & Leisure 3.6%		
Applebee's	68,737	1,553
BJ's Restaurants (1)	48,100	1,099
CEC Entertainment (1)	27,200	926
Panera Bread, Class A (1)	35,500	2,332
PF Chang's China Bistro (1)	26,500	1,315
Red Robin Gourmet Burgers (1)	41,000	2,089
Ruby Tuesday	29,700	769
Sonic (1)	88,700	2,617
Texas Roadhouse Class A (1)	13,800	214
The Cheesecake Factory (1)	85,450	3,195
		16,109
Household Durables 0.6%		
Jarden (1)	85,875	2,589
		2,589
Internet & Catalog Retail 0.4%		
J. Jill Group (1)	51,700	984
priceline.com (1)	38,700	864
		1,848

(Cost and value in $ 000s)	Shares	Value
Leisure Equipment & Products 1.5%		
Brunswick	80,300	3,265
MarineMax (1)	43,200	1,364
Polaris Industries	5,100	256
SCP Pool	51,012	1,898
		6,783
Media 1.0%		
Emmis Communications (1)	43,400	864
Entercom Communications (1)	30,200	896
Scholastic (1)	87,000	2,480
Young Broadcasting (1)	34,500	90
		4,330
Multiline Retail 0.1%		
Big Lots (1)	48,100	578
		578
Specialty Retail 4.4%		
AC Moore Arts & Crafts (1)	18,900	275
AnnTaylor Stores (1)	142,950	4,935
Christopher & Banks	64,075	1,203
DSW, Class A (1)	32,700	857
Gymboree (1)	84,400	1,975
Hibbett Sporting Goods (1)	3,200	91
Hot Topic (1)	100,700	1,435
Linens 'n Things (1)	48,200	1,282
Monro Muffler Brake	54,200	1,643
Pantry (1)	38,200	1,795
Petco (1)	74,800	1,642
Select Comfort (1)	46,400	1,269
The Finish Line, Class A	30,300	528
Zumiez (1)	15,700	679
		19,609
Textiles, Apparel, & Luxury Goods 1.3%		
Columbia Sportswear (1)	42,700	2,038
Culp (1)	18,200	86
Under Armour (1)	16,600	636

†	Denominated in U.S. dollars unless otherwise noted
(1)	Non-income producing
(2)	Seven-day yield
(3)	Affiliated company – see Note 4
AUD	Australian Dollar
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Insituttional Small-Cap Stock Fund
December 31, 2005

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $18,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended December 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $81,755,000 and $149,304,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005 were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net
assets were as follows:

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $317,262,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates and $5,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $368,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $9,604,000 and $13,004,000, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

Tax Information (Unaudited) for the Tax Year Ended 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $4,436,000 from short-term capital gains,

• $34,899,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $2,247,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,098,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.
Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Jeremiah E. Casey** (1940)	Director, National Life Insurance (2001 to 8/05); Director, The Rouse Company, real estate developers (1990 to 2004)
2005 [59]

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Chairman of the Board, and
2001 [113]	Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004); Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and Chief
1996 [113]	Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star
1996 [113]	Resources Ltd. (5/00 to present) and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director and
2003 [113]	Head of International Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company and Georgia
Pacific

F. Pierce Linaweaver (1934)	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
2001 [113]

Theo C. Rodgers*** (1941)	President, A&R Development Corporation
2005 [97]

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
2001 [113]	Advisors, L.P.; Director, AMLI Residential Properties Trust

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

James A.C. Kennedy, CFA (1953)	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset
1997 [45]	Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.

James S. Riepe (1943)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
1996 [113]	Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price
Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President, Institutional Equity Funds	Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Institutional Equity Funds	Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Institutional Equity Funds	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Institutional Equity Funds

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe
Vice President, Institutional Equity Funds	Price Group, Inc., and T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Institutional Equity Funds	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Institutional Equity Funds	Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	Trust Company

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Charles G. Pepin (1966)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price and
President, Institutional Equity Funds	T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price
Trust Company

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Institutional Equity Funds

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President, Institutional Equity Funds	International, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

David J. Wallack (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Institutional Equity Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Institutional Equity Funds

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Institutional Equity Funds	International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,328	$6,927
Audit-Related Fees	471	961
Tax Fees	2,082	1,878
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006